Exhibit 13.2

Certification by Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Gamehaus Holdings Inc. (the “Company”) on Form 20-F for the fiscal year ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ling Yan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 29, 2026

By:	/s/ Ling Yan
Name:	Ling Yan
Title:	Chief Financial Officer and Director